Write-down of Inventories	6 Months Ended
Jun. 30, 2023
Write-Down of Inventories [Abstract]
Write-Down of Inventories

8. Write-Down of Inventories

The Company’s inventory consists of finished goods and materials related to the product Bentrio, a drug-free nasal spray for protection against airborne viruses and allergens. Bentrio has a limited shelf life, which may affect the saleability of the product, and is packaged in various configurations (stock keeping units, “SKUs”) for different markets. During the six months ended June 30, 2023, the Company wrote down inventories by CHF 14,421 (CHF 764,844 for the period between January 1, 2022 and June 30, 2022), based on a management review for any obsolete or slow-moving items. The write-down is included in Cost of Sales in the condensed consolidated statement of profit or loss and other comprehensive income.